EXHIBIT 99.1

VONAGE HOLDINGS CORP

WRITTEN CONSENT OF THE COMPANY AND CERTAIN STOCKHOLDERS

WHEREAS, Vonage Holdings Corp. (the “Company”) and the undersigned, being certain of the holders of outstanding shares of capital stock of the Company subject to the Third Amended and Restated Investors’ Rights Agreement dated April 27, 2005, as amended (the “Agreement”), that wish to amend Section 2.2 of the Agreement as described below.

WHEREAS, the undersigned holders of the Company’s Registrable Securities (as that term is defined in the Agreement), hold in the aggregate the following:

•                  A majority of the Registrable Securities;

•                  A majority of the Series B Preferred (as that term is defined in the Agreement);

•                  At least 60% of the outstanding shares of Series C Preferred (as that term is defined in the Agreement);

•                  At least 66-2/3% of the outstanding shares of Series D Preferred (as that term is defined in the Agreement);

•                  At least 66-2/3% of the outstanding shares of Series E Preferred (as that term is defined in the Agreement); and

WHEREAS, Section 2.13 of the Agreement provides that any provision of Section 2 of the Agreement may be amended with the written consent of the Company and the holders of the requisite number of shares of the Company’s securities set forth in the previous clause, and that any amendment effected in accordance with the provisions of Section 2.13 shall be binding upon each Holder (as defined in the Agreement) and the Company;

NOW THEREFORE, the Company and the undersigned holders hereby consent to the following:

Amendment.

Section 2.2 of the Agreement is hereby amended such that it shall read in its entirety as follows (with changes marked):

2.2 Mandatory Registration.

(a) ~~The~~At any time, upon request of the Holders of at least thirty-three and one-third percent (33-1/3%) of the Common Stock issued upon conversion of the Series E Preferred, the Company shall prepare and file as promptly as practicable, but in no event more than twenty (20) days from the date of such request, with the SEC a registration statement on Form S-1 covering the resale, in the manner reasonably requested by the holders thereof, of all of the Senior Preferred Registrable Securities (the “Shelf Registration Statement”) (provided that before filing the Shelf Registration Statement or any amendments or supplements thereto, the Company shall furnish legal counsel for the Holders with copies of all such documents to be filed) and shall use all commercially reasonable efforts to cause the Shelf Registration Statement to become effective pursuant to Rule 415 under the Securities Act as promptly as practicable (but in no event later than two business days following (i) the day the SEC informs the Company that the SEC will not review the Shelf Registration Statement or (ii) the day the SEC informs the Company that it has no further comments on the Shelf Registration Statement) ~~by the date on which any “market stand off” agreement enteredinto by the Holders at the request of the underwriters of the Initial Public Offering pursuant to Section 2.14(a) hereof expires (the “Required Effective Date”). Once~~. If the Shelf Registration Statement is declared effective by the SEC~~,~~ prior to April 27, 2007, the Company will cause the Shelf Registration Statement to remain effective throughout, and immediately available for use at all times until, April 27, 2007.  If the Shelf Registration Statement is not declared effective by the SEC prior to April 27, 2007, the Company shall no longer be obligated to cause such Shelf Registration Statement to be effective (but will remain liable for any breach of its obligations under this section occurring before such date).

(b)   Notwithstanding any of the foregoing to the contrary, the Company may suspend the use of the Shelf Registration Statement upon written notice to each Holder of Senior Preferred Registrable Securities at any time when the Company, in its reasonable judgment after consultation with legal counsel, determines that (A) (i) there is in existence material nonpublic information regarding a pending material transaction or transactions, (ii) the disclosure of such information with respect to such transaction or transactions in the prospectus included in the Shelf Registration Statement is required, and (iii) the disclosure of such information at such time would be adverse to the Company, or (B) the prospectus included in the Shelf Registration Statement includes an untrue statement of material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Permissible Blackout”).  Any such Permissible Blackout shall continue for the period of time that is reasonably necessary for disclosure to occur at a time that is not adverse to the Company or until such time as the information or event is no longer material, each as determined in good faith by the Company after consultation with counsel, provided, however, that no Permissible Blackout shall exceed a period of 5 consecutive trading days, and the Company may not suspend the use of the Shelf Registration Statement pursuant to this Section 2.2(b) for more than an aggregate of 20 trading days.

IN WITNESS WHEREOF, the Company and the undersigned holders of the Corporation’s capital stock consent to the taking of the above-described actions.

Dated: November 13, 2006

VONAGE HOLDINGS CORP.
By:	/s/ John S. Rego
John S. Rego
Executive Vice President, Chief
Financial Officer and Treasurer

Jeffrey A. Citron, individually		NEW ENTERPRISE ASSOCIATES 10, L.P.

		By:	NEA Partners 10, L.P., its General Partner
/s/ Jeffrey A. Citron

		By:	/s/ Charles W. Newhall III

		Name:	Charles W. Newhall III

		Title:	General Partner

NEW ENTERPRISE ASSOCIATES 11, L.P.		31 TECHNOLOGY PARTNERS, L.P.

By:	NEA Partners 11, L.P., its General Partner	By:	3i Technology Associates LLC, its General Partner

By:	/s/ Charles W. Newhall III	By:	/s/ Signature illegible

Name:	Charles W. Newhall III	Name:

Title:	General Partner	Title:

MAYFLOWER L.P.		3i PAN EUROPEAN TECHNOLOGY 2004-06 L.P.

Signed on behalf of Mayflower L.P. acting by its		Signed on behalf of 3i Pan European Technology 2004-06 L.P.
manager, 3i Investments plc, by		Acting by its manager, 3i Investments plc, by

/s/ Signature illegible		/s/ Signature illegible
Authorized Signatory		Authorized Signatory

3i GLOBAL TECHNOLOGY 2004-06 L.P.		MERITECH CAPITAL PARTNERS II L.P.

Signed on behalf of 3i Global Technology 2004-06 L.P.		By:	Meritech Capital Associates II L.L.C. its General Partner
Acting by its manager, 3i Investments plc, by		By:	Meritech Management Associates II L.L.C., a managing member
/s/ Signature illegible
Authorized Signatory		By:	/s/ Michael Gordon
Michael Gordon, a managing member

MERITECH CAPITAL AFFILIATES II L.P.		MCP ENTREPRENEUR PARTNERS II L.P.

By:	Meritech Capital Associates II L.L.C. its General Partner	By:	Meritech Capital Associates II L.L.C. its General Partner

By:	Meritech Management Associates II L.L.C. a managing member	By:	Meritech Management Associates II L.L.C. a managing member

By:	/s/ Michael Gordon	By:	/s/ Michael Gordon
	Michael Gordon, a managing member		Michael Gordon, a managing member

INSTITUTIONAL VENTURE PARTNERS X, L.P.		INSTITUTIONAL VENTURE PARTNERS X GMBH & CO. BETEILIGUNGS KG

By:	Institutional Venture Management X, LLC	By:	Institutional Venture Management X, LLC
Its:	General Partner	Its:	Managing Limited Partner

By:	/s/ Norman Fogelsong	By:	/s/ Norman Fogelsong
	Managing Director		Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, L .P.		INSTITUTIONAL VENTURE PARTNERS XI GMBH & CO. BETEILIGUNGS KG

By:	Institutional Venture Management XI, LLC	By:	Institutional Venture Management XI, LLC
Its:	General Partner	Its:	Managing Limited Partner

By:	/s/ Norman Fogelsong	By:	/s/ J. Sanford Miller
	Managing Director		Managing Director

BAIN CAPITAL VENTURE FUND 2005, L.P.		SANKATY CREDIT OPPORTUNITIES, L.P.

By:	Bain Capital Venture Partners 2005, L.P., its General Partner	By:	Sankaty Credit Opportunities Investors, LLC, its General Partner
By:	Bain Capital Venture Investors, LLC, its General Partner	By:	Sankaty Credit Member, LLC, the managing member of the general partner

By:	/s/ Michael Krupka	By:	/s/ Jonathan Lavine
Name:	Michael Krupka	Name:	Jonathan Lavine
Title:		Title:	Managing Director

SANKATY CREDIT OPPORTUNITIES II, L.P.		PROSPECT HARBOR CREDIT PARTNERS, L.P.

By:	Sankaty Credit Opportunities Investors II,	By:	Prospect Harbor Investors, LLC, its General Partner
	LLC, its General Partner	By:	Sankaty Credit Member, LLC, the managing member of
By:	Sankaty Credit Member, LLC, the managing member of the general partner		the general partner

By:	/s/ Jonathan Lavine	By:	/s/ Jonathan Lavine
Name:	Jonathan Lavine	Name:	Jonathan Lavine
Title:		Title:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.		BCIP ASSOCIATES III, LLC

By:	Brookside Capital Investors, L.P., its general	By:	BCIP Associates III, its sole member and manager
	partner	BCIP ASSOCIATES III-B, LLC
By:	Brookside Capital Management, LLC, its	By:	BCIP Associates III-B, its sole member and manager
	general partner	By:	Bain Capital Investors, LLC, their Managing Partner

By:	/s/ Dom Ferrante	By:	/s/ Michael Krupka
Name:	Dom Ferrante	Name:	Michael Krupka
Title:	Managing Director	Title: